10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Balanced Fund
Reliant Resources, Inc.
   4/30/01
Cost:
   $1,125,000

%of Offering Purchase

   0.072%
Broker:
Goldman, Sachs & Co.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Credit Suisse First Boston ABN Amro Rothschild LLC Banc of America Secs LLC First Union Securities, Inc.

Fund

Balanced Fund
Performance Food Group Co.
  10/10/01
Cost:
     $738,080

%of Offering Purchase

   0.560%
Broker:
Merrill Lynch, Inc.
Underwriting Synicate Members:
Merrill Lynch, Inc.
First Union Securities, Inc.
Credit Suisse First Boston, Inc.
Banc of America Secs LLC
SunTrust Capital Markets, Inc.

Fund

Balanced Fund
King Pharmaceuticals, Inc. *
   11/1/01
Cost:
     $471,200
     $471,200
     $315,400

%of Offering Purchase

   0.061%
   0.061%
   0.041%

Broker:
Morgan Stanley & Co.
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
Underwriting Synicate Members:
Credit Suisse First Boston Corp.
J.P. Morgan Securities Inc.
Banc of America Secs LLC
UBS Warburg LLC
First Union Securities, Inc.

Fund

Balanced Fund
Prudential Financial Inc.
  12/12/01
Cost:
   $1,677,500

%of Offering Purchase

   0.055%
Broker:
Goldman, Sachs & Co.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Prudential Securities Inc.
Credit Suisse First Boston Corp.
Deutsche Banc Alex Brown Inc.
First Union Securities, Inc.

Fund

Foundation Fund
CarrAmerica Realty Corp

   1/8/02
Cost:
   $2,829,309

%of Offering Purchase

   0.450%
Broker:
J.P. Morgan Securities Inc.
Underwriting Synicate Members:
J.P. Morgan Securities Inc.
Banc of America Secs LLC
Lehman Brothers
Salomon Smith Barney Inc.
Wachovia Securities

Fund

Foundation Fund
May Department Stores Co.
   1/8/02
Cost:
   $6,000,000

%of Offering Purchase

   2.400%
Broker:
Morgan Stanley & Co.
Underwriting Synicate Members:
Morgan Stanley & Co.
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
Banc One Capital Markets, Inc.
Wachovia Securities

Fund

Balanced Fund
Mail-Well Corp

   3/8/02
Cost:
     $475,000

%of Offering Purchase

   0.136%
Broker:
Credit Suisse First Boston Corp.
Underwriting Synicate Members:
Credit Suisse First Boston Corp.
UBS Warburg
Banc of America Securities LLC
U.S. Bancorp Piper Jaffray
Wachovia Securities, Inc.

Fund

Foundation Fund
Travelers Property Casualty Corp.
   3/21/02
Cost:
     $122,100
     $122,100
     $490,250

%of Offering Purchase

   0.003%
   0.003%
   0.013%

Broker:
Salomon Smith Barney Inc.
Underwriting Synicate Members:
Salomon Smith Barney Inc.
Credit Suisse First Boston Corp.
Goldman, Sachs & Co.
Lehman Brothers Inc.
First Union Securities, Inc.

Fund

Balanced Fund
Travelers Property Casualty Corp.
   3/21/02
Cost:
     $418,100
     $727,277

%of Offering Purchase

   0.011%
   0.019%

Broker:
Salomon Smith Barney Inc.
Underwriting Synicate Members:
Salomon Smith Barney Inc.
Credit Suisse First Boston Corp.
Goldman, Sachs & Co.
Lehman Brothers Inc.
First Union Securities, Inc.